UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:           February 11, 2010
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 11, 2010, Larry L. Weyers, Executive Chairman of the Board of Directors of Integrys Energy Group, Inc. and a director, provided notice of his intention to retire from the Board of Directors of Integrys Energy Group, effective March 31, 2010.  The Board of Directors appointed Charles A. Schrock, currently President and Chief Executive Officer, as Chairman, President, and Chief Executive Officer of Integrys Energy Group, effective April 1, 2010.

A copy of Integrys Energy Group’s news release announcing the retirement of Larry L. Weyers is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Not applicable

	(d)	Exhibits. The following exhibits are being filed herewith:

		99.1	Integrys Energy Group, Inc. news release dated February 16, 2010, reporting the retirement of Larry L. Weyers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Barth J. Wolf Barth J. Wolf Vice President, Chief Legal Officer and Secretary

Date: February 16, 2010

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated February 11, 2010

Exhibit Number

99.1	Integrys Energy Group news release dated February 16, 2010, reporting the retirement of Larry L. Weyers.